                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                     -------------------------------------


                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 26, 2000


                                 EarthWeb Inc.

             -----------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Delaware                        0-25107                13-3899472
  (State or Other Jurisdiction     (Commission File Number)     (IRS Employer
        of Incorporation)                                    Identification No.)

        3 Park Avenue, New York, NY                                  10016
   (Address of Principal Executive Offices)                        (Zip Code)

                                 (212) 725-6550

              (Registrant's telephone number, including area code)


Item 2. Acquisition or Disposition of Assets.

On December 26, 2000 EarthWeb Inc. (the "Company") completed the sale of certain assets of its content business to internet.com Corporation. These assets primarily consisted of web sites which included Earthweb.com (www.earthweb.com), Developer.com (www.developer.com), Datamation (www.datamation.com), CrossNodes (www.crossnodes.com), SysOpt.com (www.sysopt.com), ERP Hub (www.erphub.com), Open Source IT (www.opensourceit.com), Javascripts.com (www.javascripts.com), JARS.com (www.jars.com), HTML Goodies (www.htmlgoodies.com), Gamelan (www.gamelan.com), CodeGuru.com (www.codeguru.com), Intranet Journal (www.intranetjournal.com), CIN (http://www.cin.earthweb.com/) and EarthWeb Direct (www.earthwebdirect.com), and certain computer equipment, furniture and fixtures and leasehold improvements related to the operations of those sites. The consideration received for these assets was $500,000 in cash and a three year commitment by internet.com to deliver advertising impressions on internet.com's network of web sites in order to promote the Company's remaining web sites; the Company has valued the internet.com commitment to deliver advertising impressions at approximately $2.2 million.

The Company also announced on December 26, 2000 that it was exiting the paid subscription portion of the content business and, as of the fourth quarter of 2000, is writing down the remaining assets of the content business that were not purchased by internet.com. The unaudited pro forma condensed consolidated financial statements filed herewith have been prepared to give effect to these transactions, as well as, the Company's exiting of the education courseware business that was described in the Company's Form 8-K filing with the SEC dated December 11, 2000.

In connection with the transaction with internet.com it is anticipated that internet.com will sublease from the Company one floor of the Company's office space in New York. Such sublease is subject to the landlord's consent.

Item 7 (b). Pro forma Financial Information

The following unaudited pro forma condensed consolidated financial statements have been prepared to give effect to the transactions described above in Item 2 and are based upon the historical results of EarthWeb Inc. and the preliminary estimates and assumptions set forth in the notes to these statements, which estimates and assumptions have been made solely for the purposes of developing this pro forma information. The unaudited pro forma condensed consolidated financial statements are not necessarily indicative of the results that would have been achieved had these transactions been consummated as of the dates indicated or that which may be achieved in the future.

The unaudited pro forma condensed consolidated balance sheet and unaudited pro forma condensed consolidated statements of operations and the accompanying notes thereto should be read in conjunction with the historical financial statements of EarthWeb Inc. and notes thereto.

The unaudited pro forma condensed consolidated balance sheet as of September 30, 2000 gives effect to these transactions as if such transactions had occurred on September 30, 2000.

The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 1999 gives effect to these transactions as if such transactions had occurred on January 1, 1999.

The unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2000 gives effect to these transactions as if such transactions had occurred on January 1, 2000.

 EarthWeb Inc.
Unaudited Pro Forma Condensed Consolidated Balance Sheet
As of September 30, 2000
(in thousands)


                                                                                               Pro forma                 Pro forma
ASSETS:                                                                         EarthWeb      Adjustments                  Total
                                                                                --------------------------            -------------
Current assets:
   Cash and cash equivalents                                                     $ 43,846          $ 500     1 (a)       $ 44,346
   Marketable securities                                                            6,281              -                    6,281
   Accounts receivable                                                             10,287         (1,400)    1 (b)          8,887
   Prepaid expenses and other current assets                                        2,692           (570)    1 (b)
                                                                                                   2,160     1 (a)          4,282
                                                                                -------------------------              -----------
       Total current assets                                                        63,106            690                   63,796
   Fixed assets, net                                                               14,539         (9,062)    1 (c)          5,477
   Intangible assets, net                                                          68,595        (24,154)    1 (d)         44,441
   Other assets                                                                     4,708           (650)    1 (b)          4,058
                                                                                -------------------------              -----------
       Total Assets                                                             $ 150,948      $ (33,176)               $ 117,772
                                                                                =========================              ===========


LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT):
Current Liabilities:
   Accounts payable and accrued expenses                                         $ 12,126        $ 7,250     1 (e)       $ 19,376
   Accrued interest                                                                 1,034              -                    1,034
   Amounts due under acquisition agreements                                         7,191              -                    7,191
   Deferred revenue                                                                 6,825           (614)    1 (f)          6,211
   Leases payable - short term                                                      1,427            437     1 (e)          1,864
   Notes payable - short term                                                         523              -                      523
                                                                                -------------------------              -----------
       Total current liabilities                                                   29,126          7,073                   36,199
   Convertible notes payable                                                       80,000              -                   80,000
   Leases payable - long term                                                         895          1,244     1 (e)          2,139
   Other long-term liabilities                                                      2,036              -                    2,036
                                                                                -------------------------              -----------
       Total liabilities                                                          112,057          8,317                  120,374
Commitments and contingencies                                                           -              -                        -

Stockholders' equity (deficit)                                                     38,891        (41,493)    1 (g)         (2,602)
                                                                                -------------------------              -----------
Total liabilities and stockholders' equity (deficit)                            $ 150,948      $ (33,176)               $ 117,772
                                                                                =========================              ===========

EarthWeb Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations For The Year Ended December 31,1999
(In Thousands, except per share data )

                                                                                       Pro Forma Adjustments
                                                                      -------------------------------------------------
                                                                              LESS:           LESS:
                                                                             Content        Education          ADD:       Pro Forma
                                                       EarthWeb           Business (2)    Business (3)        Other          Total
                                                  -------------------  ----------------   ---------------   -----------   ----------
Revenue                                                     $ 31,050          $ 12,894           $ 2,282        $    -     $ 15,874
Cost of Revenues                                              10,968             8,155             1,262             -        1,551
                                                  -------------------  ----------------   ---------------    ----------   ----------
Gross Profit                                                  20,082             4,739             1,020             -       14,323
                                                  -------------------  ----------------   ---------------    ----------   ----------
Operating Expenses:
Product Development                                            4,114             3,341                20             -          753
Sales and Marketing                                           27,715            19,516               793           720  (4)   8,126
General and Administrative                                     9,875             3,849               449             -        5,577
Depreciation                                                   1,677             1,374                 3             -          300
Amortization                                                  12,218             4,560                 -             -        7,658
                                                  -------------------  ----------------   ---------------    ----------   ----------
Total Operating Expenses                                      55,599            32,640             1,265           720       22,414
                                                  -------------------  ----------------   ---------------    ----------   ----------
Loss From Operations                                         (35,517)          (27,901)             (245)         (720)      (8,091)
Interest and other income (expense), net                         804                 -                 -             -          804
                                                  -------------------  ----------------   ---------------    ----------   ----------

Net Loss                                                    $(34,713)         $(27,901)          $  (245)       $ (720)    $ (7,287)
                                                  ===================  ================   ===============    ==========   ==========
Basic and diluted net loss per share                        $  (3.78)                                                      $  (0.79)
                                                  ===================                                                     ==========

Weighted average shares
     used in computing basic and diluted net
     loss per share                                            9,180                                                          9,180
                                                  ===================                                                     ==========

EarthWeb Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations For The Nine Months Ended September 30, 2000
(In Thousands, except per share data)

                                                                                 Pro Forma Adjustments
                                                                       -------------------------------------------
                                                                          LESS:          LESS:
                                                                         Content       Education          ADD:          Pro Forma
                                                       EarthWeb         Business (2)   Business (3)       Other           Total
                                                    ---------------   --------------  --------------  -------------    ------------

Revenue                                                   $ 51,187       $ 14,296           $ 3,215            $ -        $ 33,676
Cost of Revenues                                            13,892          8,955             2,308              -           2,629
                                                    ---------------   ------------    --------------  -------------    ------------
Gross Profit                                                37,295          5,341               907              -          31,047
                                                    ---------------   ------------    --------------  -------------    ------------

Operating Expenses:
Product Development                                          6,782          4,355                 8              -           2,419
Sales and Marketing                                         31,659         17,586             1,137            540 (4)      13,476
General and Administrative                                   9,515          3,792               317              -           5,406
Depreciation                                                 3,482          2,828                 3              -             651
Amortization                                                17,645          7,821                 -              -           9,824
                                                    ---------------   ------------    --------------  -------------    ------------
Total Operating Expenses                                    69,083         36,382             1,465            540          31,776
                                                    ---------------   ------------    --------------  -------------    ------------

Loss From Operations                                       (31,788)       (31,041)             (558)          (540)           (729)

Interest and other income (expense), net                    (1,791)          (183)                -              -          (1,608)
                                                    ---------------   ------------    --------------  -------------    ------------


Net Loss                                                  $(33,579)      $(31,224)            $(558)        $ (540)        $(2,337)
                                                    ===============   ============    ==============  =============    ============

Basic and diluted net loss per share                        $(3.30)                                                         $(0.23)
                                                    ===============                                                    ============

Weighted average shares
     used in computing basic and diluted net
     loss per share                                         10,174                                                          10,174
                                                    ===============                                                    ============

Pro Forma Adjustments and Assumptions:

The pro forma adjustments to the unaudited pro forma condensed consolidated balance sheet, assuming these transactions occurred on September 30, 2000, are as follows:

1 (a) Adjustment to record the consideration received from the sale of certain of the Company's web sites and other assets to internet.com, including a commitment from internet.com to deliver advertising impressions on its network of websites to promote the Company's remaining websites over a three year period.

1 (b) Adjustment to write down accounts receivable, certain prepaid expenses, other current assets and other assets to net realizable value, as a result of these transactions.

1 (c) Adjustment for sale of certain computer equipment and other hardware, furniture and fixtures and leasehold improvements to internet.com and to write down the remaining computer equipment and other hardware, software and furniture and fixtures to net realizable value, as a result of these transactions.

1 (d) Adjustment to reflect the sale of certain intangibles assets related to specific web sites sold to internet.com and to write off certain intangible assets that were related to the Content Businesses which were not purchased by internet.com.

1 (e) Adjustment to accrue costs related to employee severance and transition bonuses, professional fees and other costs related to the transaction and commitments for facility leases for offices that will be vacated.

1 (f) Adjustment to record assumption of deferred advertising revenue obligations by internet.com.

1 (g) Adjustment to record the loss on sale and disposition of assets and the write-offs relating to the decision to exit the content and education businesses.


The pro forma adjustments to the unaudited pro forma condensed consolidated statement of operations, assuming these transactions occurred on January 1, 1999 and January 1, 2000, are as follows:

(2) - Reflects results of operations of (1) the portion of the content business that was sold to internet.com (2) the paid subscription business that was exited and (3) the remaining assets of the content business that were not purchased by internet.com.


(3) - Reflects results of the Education Courseware business that was exited, as reported in the Company's Form 8-K filed on December 11, 2000.

(4) - Adjustment to record the cost of advertising impressions, to be delivered on internet.com's network of websites, received from internet.com as consideration for the sale of certain of the Company's assets.

                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      EARTHWEB INC.
                      (Registrant)

                      By: /s/ Michael P. Durney
                      ------------------------------
                      Senior Vice President and Chief Financial
                      Officer


Exhibit Index
-------------


Exhibit No.             Item
-----------             ----

2.1* Asset Purchase Agreement dated as of December 22, 2000 by and between internet.com Corporation and EarthWeb Inc.

* The exhibits to the Asset Purchase Agreement are not being filed herewith. The Asset Purchase Agreement filed herewith briefly describes the contents of each exhibit to the Asset Purchase Agreement. The Registrant undertakes to furnish supplementally a copy of any omitted exhibit to the Commission upon request. Pursuant to Item 601(b)(2) of Regulation S-K, set forth below is a list of the omitted exhibits.

Exhibit A  Web Sites
Exhibit B  Domain Names and Trademarks
Exhibit C  Assumed Contracts and Liabilities
Exhibit D  Excluded Assets
Exhibit E  Form of Trademark Assignment
Exhibit F  Transitional Services Agreement
Exhibit G  Employees
Exhibit H  Severance Plan
Exhibit I  Expedited Treatment Domain Names
Exhibit J  Form Letter to List Companies